!  ubsmast0310c.CDI  #CMOVER_3.0B WHOLE_LOAN  !  MAX_CF_VECTSIZE 550

!

!! Created by Intex Deal Maker v3.5.214  ,  subroutines 3.0f2

!!   10/08/2003   3:21 PM

!

!  Modeled in the Intex CMO Modeling Language, (WNYC0063975)

!  which is copyright (c) 2003 by Intex Solutions, Inc.

!  Intex shall not be held liable for the accuracy of this data

!  nor for the accuracy of information which is derived from this data.

!

!

  DEFINE CONSTANT #OrigCollBal = 308959836.00

!

  DEFINE CONSTANT #OrigBondBal = 308959836.00

!

!

       FULL_DEALNAME:    ubsmast0310c

!

       DEAL SIZE:        $ 308959836.00

       PRICING SPEED:    250% PSA

!      ISSUE DATE:       20031001

       SETTLEMENT DATE:  20031031

!

  Record date delay: 24

!

 DEFINE TR_INDEXDEPS_ALL

!

 DEFINE SCHEDULE "SHIFT%"

!

   DEAL_CLOCK_INFO _

       ISSUE_CDU_DATE             20031001 _

       DEAL_FIRSTPAY_DATE         20031125

!

!

  DEFINE DYNAMIC STICKY #NetRate  = ( COLL_I_MISC("COUPON") ) / COLL_PREV_BAL * 1200

!

!

!

TOLERANCE WRITEDOWN_0LOSS 1.00

!

DEFINE TRANCHE "3A1", "SUBORD"

!

!

Tranche "3A1" SEN_FIX

   Block 300000000.00 at 5.5  FREQ M _

          DAYCOUNT 30360 BUSINESS_DAY NONE _

          Delay 24  Dated 20031001  Next 20031125

!

Tranche "SUBORD" JUN_FIX

   Block 8959836.00 at 5.5  FREQ M _

          DAYCOUNT 30360 BUSINESS_DAY NONE _

          Delay 24  Dated 20031001  Next 20031125

!

!

DEFINE PSEUDO_TRANCHE COLLAT _

   Delay 24 Dated 20031001 Next 20031125 Settle 20031031

!

  CLASS "SNR"       NO_BUILD_TRANCHE _

                    = "3A1"

  CLASS "SUBORD"    NO_BUILD_TRANCHE _

                    = "SUBORD"

!

!

  CLASS "ROOT" _

                   = "SNR" "SUBORD"

!

  CROSSOVER When 0

!

  OPTIONAL REDEMPTION:    "Cleanup" _

                          DEAL_FRAC 5% _

                          PRICE_P ( COLL_BAL );

!

!

 INTEREST_SHORTFALL FULL_PREPAY    Compensate Pro_rata _

                    PARTIAL_PREPAY Compensate Pro_rata _

                    LOSS           Compensate Pro_rata

!

    Tranche      Cusip         Stated Maturity

    3A1           XXXXXXXXX     20330825

    SUBORD        XXXXXXXXX     20330825

!

!

 CMO Block Payment Rules

------------------------------------

!

   calculate :  #SenPct  = 100 * BBAL("SNR")/BBAL("SNR","SUBORD")

!

!

   calculate :  #SenPrep = _

              IF (#SenPct > 100 * ORIG_BBAL("SNR")/ORIG_BBAL("SNR","SUBORD")) _

              THEN 100 _

              ELSE #SenPct + SHIFT% * (100-#SenPct), _

   Reduce_SHIFT%_when (1)

!

   calculate : #SENRECOV = _

     MAX( 0, MIN( #SenPct/100  * DELINQ_LIQUIDATE, _

                  #SenPrep/100 * DELINQ_RECOVER ))

!

 calculate:  "SNR" _

  NO_CHECK SCHEDULED       AMOUNT        V0  = #SenPct / 100 * COLL_P_SCHED , _

  NO_CHECK PREPAY          AMOUNT  LIMIT V1  = #SenPrep / 100 * COLL_P_PREPAY , _

  NO_CHECK RECOVER         AMOUNT  LIMIT V3  = #SENRECOV

!

  calculate :  #SenSchedAlloc   = V0

  calculate :  #SenPrepayAlloc  = V1

  calculate :  #SenRecoverAlloc = V3

!

   calculate : #SubSched   = MAX( 0, COLL_P_SCHED - #SenSchedAlloc )

   calculate : #SubPrepay  = MAX( 0, COLL_P_PREPAY - #SenPrepayAlloc )

   calculate : #SubRecov   = MAX( 0, DELINQ_RECOVER - #SenRecoverAlloc)

!

 calculate:  "SUBORD" _

  NO_CHECK SCHEDULED      AMOUNT             = #SubSched , _

  NO_CHECK PREPAY         AMOUNT             = #SubPrepay , _

  NO_CHECK RECOVER        AMOUNT             = #SubRecov

!

------------------------------------

------------------------------------

        from :  CLASS ( "SNR" )

         pay :  SEQUENTIAL ( "3A1#1" )

------------------------------------

------------------------------------

        from :  CLASS ( "SUBORD" )

         pay :  SEQUENTIAL ( "SUBORD#1" )

------------------------------------

!

 Schedule "SHIFT%"

Declare

60     100%

72     70%

84     60%

96     40%

108    20%

120    0%

!

!

 Collateral

!

!       Factor      --Delay--

! Type   Date       P/Y    BV   Use BV for 0

  WL  20031001    9999 9999   FALSE

!

! Pool#  Type     Gross     Current     Original   --Fee--  Maturity Orig

!                 Coupon    Factor      Balance    P/Y  BV  P/Y   BV Term

!! BEGINNING OF COLLATERAL

M        1               WL    00    WAC               5.68 (    308959836.00 /    308959836.00 );    308959836.00                      0.18         0.18             358:2     358:2       360 NO_CHECK